UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04178)

Exact name of registrant as specified in charter:	Putnam American Government Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam American Government Income Fund

Annual report
9 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PAGVX

Putnam American
Government Income
Fund

Annual report
9 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	24

Federal tax information	62

About the Trustees	63

Officers	65

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Investing in government securities

When the U.S. government needs to finance a project, one way it raises capital is through the Bureau of the Public Debt. Every year, the Bureau holds more than 100 auctions for various U.S. government bonds (called Treasuries). Treasuries have traditionally been considered a relatively safe investment because they are backed by the full faith and credit of the United States. In other words, the U.S. government's ability to generate tax revenue guarantees payment on any outstanding Treasury debt. Treasuries, however, tend to generate relatively low returns.

In addition to Treasuries, Putnam American Government Income Fund invests in instruments such as mortgage-backed securities (MBS). MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different financial entities, such as Putnam American Government Income Fund.

By investing in both Treasuries and MBS, the fund's manager seeks to maintain a relatively low risk profile for the portfolio, while supplementing returns for long-term investors.

Treasuries and mortgage-backed securities have historically been less volatile than stocks.

STOCKS S&P 500 Index
MORTGAGE-BACKED SECURITIES Bloomberg Barclays GNMA Index
TREASURY SECURITIES Bloomberg Barclays Intermediate Treasury Bond Index
Return %
40%
30
20
10
0
-10
-20
-30
-40
'85
'90
'95
'00
'05
'10
'15

Annual Returns, 1985–2015

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds. The Bloomberg Barclays Intermediate Treasury Bond Index is an unmanaged index of U.S. Treasury securities with maturities between one and ten years.

Understanding mortgage-related securities

MBS *(Mortgage-backed securities):* MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae *(Federal National Mortgage Association)* and **Freddie Mac** *(Federal Home Loan Mortgage Corporation):* Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae *(Government National Mortgage Association):* Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs *(Collateralized mortgage obligations):* CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2 American Government Income Fund

American Government Income Fund 3

Interview with your fund’s portfolio manager

Mike, what was the fund’s investment environment like during the 12-month reporting period ended September 30, 2016?

Shortly after the period began, investors became increasingly risk averse. Concern about several global economic issues fueled a broad flight from riskier market sectors and into the perceived safety of U.S. Treasuries and other government securities, while bonds carrying credit risk experienced substantial volatility.

Market turbulence reached a peak on February 11, after which demand for risk assets began to recover amid rising commodity prices, additional economic stimulus by China’s central bank, and improving U.S. economic data. The Federal Reserve backed away from a hawkish tone, saying that it would take a gradual approach toward raising interest rates, based on a variety of U.S. and global economic factors. Within this environment, agency mortgage-backed securities [MBS], as well as other types of government bonds, underperformed as investors flocked to areas of the market with higher risks and potentially higher rewards.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4 American Government Income Fund

The risk-led rally was briefly disrupted in late June, as the so-called “Brexit” referendum vote by the United Kingdom to exit the European Union surprised investors and reverberated throughout global markets. However, as investors reassessed Brexit in the days immediately following the vote, concluding that its impact outside of Britain would likely be limited, riskier securities moved higher once again.

For the period as a whole, U.S. government securities lagged the broad investment-grade fixed-income market, but still generated positive returns, thanks to declining interest rates and tightening spreads.

Looking at interest rates, the benchmark 10-year U.S. Treasury began the reporting period with a yield of 2.06%, rose to a period high of 2.35% in early November, then trended lower over the balance of the fiscal year, finishing at 1.59%. As for the Fed, the central bank decided not to raise its target for short-term interest rates at its September policy meeting, and indicated an even slower path for future hikes.

What factors hampered the fund’s relative performance during the 12-month reporting period?

Our interest-rate and yield-curve positioning was the primary detractor versus the benchmark, partly because the fund’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark. This strategy was particularly detrimental during the first half of the period, when risk-averse sentiment fueled demand for the perceived safety of Treasuries, driving their prices higher and yields lower. We also positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve. However, the yield curve generally flattened during the period, so this positioning also worked against the fund’s relative results.

During January, we began moving the fund’s duration closer to that of the benchmark, and by period-end, it was slightly longer than the duration of the Bloomberg Barclays Government Bond Index. We thought it was prudent to bring the portfolio’s duration more in line with the benchmark should recurrent bouts of market volatility trigger another flight to quality and a decline in rates.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 16.

American Government Income Fund 5

Which strategies helped performance versus the benchmark?

Security selection among agency interest-only collateralized mortgage obligations [IO CMOs] was the main contributor to relative performance. Beginning in March, IO CMOs rebounded amid the improved risk sentiment that took hold after February 11. Additionally, despite lower interest rates, mortgage prepayment speeds stayed below market expectations, as mortgage refinancing continued to be hampered by stringent bank lending standards.

We focused on IO CMOs backed by mortgage pools that we believed would be less sensitive to refinancing risk. These included securities structured from mortgages that are older or carry relatively low outstanding balances.

IO CMOs backed by reverse mortgages also were a source of opportunity.

A reverse mortgage allows a homeowner to borrow money against the value of his or her home. The mortgage does not have to be repaid until the borrower dies or the home is sold. As a result, unlike conventional home mortgages, reverse mortgages are generally insensitive to the direction of interest rates. In an effort to find investment opportunities that are less susceptible to refinancing risk, Putnam has developed the capability to identify what we believe are attractive opportunities among IO CMOs backed by reverse mortgages.

The fund trimmed its per-share dividend twice during the period. What factors led to those decisions?

In November 2015, we shaved the fund’s dividend rate per class A share from $0.020 to $0.018, then reduced it further to $0.015 in June 2016. These reductions were necessitated by the historically low yields available in many of the market sectors in which the fund can invest. Similar reductions were made to other share classes.

How did you use derivatives during the period?

We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield-curve positioning, to isolate

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

6 American Government Income Fund

the prepayment risk associated with our CMO holdings, and to help manage overall downside risk.

What is your outlook for the months ahead?

In our view, we think the Fed is likely to implement another rate increase in December. That said, with other major central banks on the opposite side of the Fed’s policy — cutting interest rates, in some cases into negative territory — we believe the Fed will have to proceed cautiously to avoid stoking too much U.S. dollar strength. Sustained dollar strength could crimp U.S. GDP [gross domestic product] growth because it would make it more expensive for U.S. multinational firms to conduct business overseas, and would also make U.S. exports less competitive on world markets.

How do you plan to position the fund in light of this outlook?

With global interest rates at or near historic lows at period-end, we plan to take a tactical approach toward interest-rate risk. At the same time, we recognize the ongoing potential for rates to stay low or temporarily fall even further as investors react to various economic or political developments. Consequently, in an effort to limit the impact of any short-term rate drops on the portfolio, we plan to keep the fund’s duration relatively close to that of the benchmark.

We think IO CMOs overall may be less sensitive to modest rate declines since residential mortgage lending appears to be more constrained than it was several years ago. Against that backdrop, we plan to continue emphasizing securities structured from mortgages that we believe have a lower likelihood of being refinanced whenever interest rates fall.

Thanks for your time and for bringing us up to date, Mike.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

American Government Income Fund 7

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 American Government Income Fund

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook , citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

American Government Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(3/1/85)		(5/20/94)		(7/26/99)		(2/14/95)		(4/1/03)	(7/2/12)	(7/2/12)	(7/2/01)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.95%	5.81%	5.70%	5.70%	5.15%	5.15%	5.65%	5.54%	5.69%	6.08%	6.09%	6.07%

10 years	58.06	51.74	48.88	48.88	46.68	46.68	54.21	49.20	54.24	62.33	62.73	61.99
Annual average	4.68	4.26	4.06	4.06	3.91	3.91	4.43	4.08	4.43	4.96	4.99	4.94

5 years	7.60	3.30	3.71	1.91	3.69	3.69	6.33	2.87	6.28	9.16	9.43	8.93
Annual average	1.48	0.65	0.73	0.38	0.73	0.73	1.23	0.57	1.23	1.77	1.82	1.73

3 years	6.39	2.13	4.09	1.13	4.07	4.07	5.60	2.16	5.65	7.38	7.49	7.14
Annual average	2.09	0.71	1.34	0.37	1.34	1.34	1.83	0.72	1.85	2.40	2.44	2.33

1 year	2.26	–1.83	1.52	–3.48	1.52	0.52	2.06	–1.25	2.09	2.66	2.56	2.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 American Government Income Fund

Comparative index returns For periods ended 9/30/16

		Lipper General
	Bloomberg Barclays	U.S. Government Funds
	Government Bond Index	category average*

Annual average (life of fund)	6.86%	6.00%

10 years	52.91	46.06
Annual average	4.34	3.80

5 years	11.29	9.73
Annual average	2.16	1.85

3 years	10.29	9.86
Annual average	3.32	3.13

1 year	4.00	3.72

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 101, 98, 93, 74, and 6 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,888 and $14,668, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,920. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $15,424, $16,233, $16,273, and $16,199, respectively.

American Government Income Fund 11

Fund price and distribution information For the 12-month period ended 9/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.206		$0.141	$0.142	$0.181		$0.182	$0.230	$0.241	$0.230

Capital gains	—		—	—	—		—	—	—	—

Total	$0.206		$0.141	$0.142	$0.181		$0.182	$0.230	$0.241	$0.230

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/15	$8.85	$9.22	$8.77	$8.81	$8.92	$9.22	$8.86	$8.83	$8.83	$8.83

9/30/16	8.84	9.21	8.76	8.80	8.92	9.22	8.86	8.83	8.81	8.81

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	2.04%	1.95%	1.37%	1.36%	1.75%	1.69%	1.76%	2.31%	2.45%	2.32%

Current 30-day
SEC yield [2]	N/A	1.87	1.21	1.21	N/A	1.65	1.69	2.26	2.34	2.19

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 American Government Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/15*	0.93%	1.68%	1.68%	1.18%	1.18%	0.61%	0.54%	0.68%

Annualized expense ratio for the
six-month period ended 9/30/16†	0.93%	1.68%	1.68%	1.18%	1.18%	0.63%	0.56%	0.68%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/16 to 9/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.70	$8.47	$8.47	$5.96	$5.96	$3.19	$2.83	$3.44

Ending value (after expenses)	$1,020.20	$1,016.50	$1,016.60	$1,019.70	$1,019.90	$1,022.80	$1,022.40	$1,021.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

American Government Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.70	$8.47	$8.47	$5.96	$5.96	$3.18	$2.83	$3.44

Ending value (after expenses)	$1,020.35	$1,016.60	$1,016.60	$1,019.10	$1,019.10	$1,021.85	$1,022.20	$1,021.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 American Government Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS) , also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

American Government Income Fund 15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 American Government Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

American Government Income Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the

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fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes,

American Government Income Fund 19

brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered

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the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General U.S. Government Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 103, 99 and 95 funds, respectively, in your fund’s Lipper peer group. (When considering

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performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was largely attributable to the fund’s relative emphasis on shorter duration investments (which reduced the fund’s sensitivity to interest rate changes but detracted from performance, particularly during the third quarter as interest rates rose in response to global growth concerns). The Trustees also considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in part to the fund’s yield curve positioning and its holdings in agency interest-only securities.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio manager and his investment process. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle

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of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

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Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

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Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam American Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam American Government Income Fund (the “fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2016

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The fund’s portfolio 9/30/16

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (121.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (13.0%)
Government National Mortgage Association Pass-Through Certificates
6.00%, 1/15/29	$2	$3
5.00%, TBA, 10/1/46	4,000,000	4,342,812
4.50%, with due dates from 12/20/40 to 3/20/46	3,711,989	4,026,757
4.50%, TBA, 10/1/46	8,000,000	8,636,250
4.00%, with due dates from 7/20/44 to 5/20/46	10,271,447	11,282,115
3.50%, with due dates from 1/20/45 to 8/20/45	23,346,603	25,075,487
3.00%, TBA, 10/1/46	7,000,000	7,334,141

		60,697,565
U.S. Government Agency Mortgage Obligations (108.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
7.50%, 10/1/29	344,896	406,894
6.00%, 9/1/21	3,562	3,843
5.50%, with due dates from 7/1/19 to 8/1/19	65,216	68,409
4.50%, with due dates from 1/1/37 to 3/1/45	2,263,797	2,544,848
3.50%, 8/1/43	769,795	824,613
3.50%, TBA, 11/1/46	2,000,000	2,107,813
3.50%, TBA, 10/1/46	2,000,000	2,110,156
3.00%, with due dates from 3/1/43 to 7/1/43	3,456,593	3,602,149

Federal National Mortgage Association Pass-Through Certificates
6.50%, 2/1/17	574	578
6.00%, with due dates from 2/1/36 to 5/1/41	2,552,284	2,926,066
6.00%, with due dates from 4/1/21 to 8/1/22	418,259	452,107
6.00%, TBA, 11/1/46	2,000,000	2,292,500
6.00%, TBA, 10/1/46	2,000,000	2,293,750
5.50%, with due dates from 2/1/35 to 1/1/38	4,175,347	4,736,883
5.50%, with due dates from 9/1/17 to 2/1/21	113,048	119,748
5.50%, TBA, 11/1/46	5,000,000	5,632,088
5.50%, TBA, 10/1/46	5,000,000	5,635,213
5.00%, 3/1/21	8,354	8,853
4.50%, with due dates from 3/1/39 to 5/1/45	6,223,048	6,959,869
4.50%, TBA, 11/1/46	5,000,000	5,470,117
4.50%, TBA, 10/1/46	11,000,000	12,046,718
4.00%, 9/1/42	1,308	1,457
4.00%, 9/1/42	393	437
4.00%, 10/1/42	5,634	6,276
4.00%, 11/1/42	2,854	3,192
4.00%, with due dates from 5/1/43 to 3/1/46	12,572,049	13,739,631
4.00%, with due dates from 5/1/19 to 9/1/20	31,907	33,034
4.00%, TBA, 10/1/46	16,000,000	17,182,499
3.50%, with due dates from 10/1/42 to 5/1/46	26,886,056	28,655,554
3.50%, TBA, 11/1/46	70,000,000	73,787,112
3.50%, TBA, 10/1/46	70,000,000	73,871,875
3.00%, with due dates from 12/1/42 to 10/1/46	44,529,821	46,436,578
3.00%, TBA, 11/1/46	33,000,000	34,229,765
3.00%, TBA, 10/1/46	33,000,000	34,304,530

26 American Government Income Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (121.2%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
2.50%, TBA, 11/1/46	$56,000,000	$56,428,747
2.50%, TBA, 10/1/46	65,000,000	65,609,375

		504,533,277

Total U.S. government and agency mortgage obligations (cost $561,893,372)		$565,230,842

U.S. TREASURY OBLIGATIONS (32.9%)*	Principal amount	Value

U.S. Treasury Bonds
7.125%, 2/15/23	$12,085,000	$16,370,549
6.25%, 8/15/23	17,682,000	23,324,492
4.50%, 8/15/39 ∆ §	42,774,000	60,767,153

U.S. Treasury Notes 0.625%, 5/31/17 ∆ §	52,927,000	52,938,162

Total U.S. treasury obligations (cost $139,697,163)		$153,400,356

MORTGAGE-BACKED SECURITIES (25.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (25.3%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, 23.683%, 4/15/37	$273,201	$461,051
IFB Ser. 2976, Class LC, 22.498%, 5/15/35	90,297	146,392
IFB Ser. 2979, Class AS, 22.351%, 3/15/34	10,988	11,572
IFB Ser. 3072, Class SM, 21.874%, 11/15/35	268,832	425,953
IFB Ser. 3249, Class PS, 20.545%, 12/15/36	119,949	186,417
IFB Ser. 3065, Class DC, 18.287%, 3/15/35	1,680,154	2,543,712
IFB Ser. 2990, Class LB, 15.606%, 6/15/34	327,290	423,377
IFB Ser. 3232, Class KS, IO, 5.776%, 10/15/36	1,318,529	227,446
IFB Ser. 4136, Class ES, IO, 5.726%, 11/15/42	3,193,711	531,065
IFB Ser. 4436, Class SC, IO, 5.626%, 2/15/45	5,582,393	1,027,509
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	2,644,491	411,483
Ser. 4018, Class DI, IO, 4.50%, 7/15/41	3,749,446	419,217
Ser. 4329, Class MI, IO, 4.50%, 6/15/26	5,172,334	550,544
Ser. 4546, Class PI, IO, 4.00%, 12/15/45	6,750,855	864,109
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	4,129,209	428,571
Ser. 4425, IO, 4.00%, 1/15/45	5,202,199	556,583
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	3,913,490	572,348
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	6,143,184	956,881
Ser. 4019, Class JI, IO, 4.00%, 5/15/41	4,688,606	504,025
Ser. 3996, Class IK, IO, 4.00%, 3/15/39	4,689,187	393,911
Ser. 4165, Class AI, IO, 3.50%, 2/15/43	2,672,977	356,923
Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	6,009,688	847,372
Ser. 4122, Class AI, IO, 3.50%, 10/15/42	4,007,347	472,126
Ser. 4199, Class CI, IO, 3.50%, 12/15/37	4,009,028	288,650
Ser. 304, Class C37, IO, 3.50%, 12/15/27	3,623,723	353,832
FRB Ser. 57, Class 2A1, 3.404%, 7/25/43	962	1,043
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	5,092,232	563,328
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	3,994,481	429,127
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	9,031,489	895,021

American Government Income Fund 27

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	$10,041,983	$987,127
Ser. 4171, Class NI, IO, 3.00%, 6/15/42	6,899,945	640,246
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	3,242,151	311,895
Ser. 4201, Class JI, IO, 3.00%, 12/15/41	6,227,497	542,239
Ser. 3939, Class EI, IO, 3.00%, 3/15/26	4,598,623	309,534
Ser. 315, PO, zero %, 9/15/43	11,598,015	9,650,331
Ser. 3835, Class FO, PO, zero %, 4/15/41	5,914,352	5,290,518
Ser. 3391, PO, zero %, 4/15/37	69,330	61,547
Ser. 3300, PO, zero %, 2/15/37	38,995	35,082
Ser. 3210, PO, zero %, 5/15/36	13,386	12,420
Ser. 3326, Class WF, zero %, 10/15/35	10,269	8,461
FRB Ser. 3117, Class AF, zero %, 2/15/36	7,845	6,056

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 36.748%, 7/25/36	197,418	400,883
IFB Ser. 05-74, Class NK, 24.874%, 5/25/35	74,497	119,264
IFB Ser. 06-8, Class HP, 22.641%, 3/25/36	238,277	410,320
IFB Ser. 07-53, Class SP, 22.274%, 6/25/37	308,288	490,936
IFB Ser. 08-24, Class SP, 21.357%, 2/25/38	1,758,758	2,521,878
IFB Ser. 05-122, Class SE, 21.262%, 11/25/35	368,236	549,994
IFB Ser. 05-75, Class GS, 18.674%, 8/25/35	237,770	337,840
IFB Ser. 05-106, Class JC, 18.495%, 12/25/35	413,089	655,094
IFB Ser. 05-83, Class QP, 16.028%, 11/25/34	104,645	138,527
IFB Ser. 11-4, Class CS, 11.849%, 5/25/40	865,970	1,076,760
IFB Ser. 11-123, Class KS, IO, 6.075%, 10/25/41	943,001	128,078
IFB Ser. 13-103, Class SK, IO, 5.395%, 10/25/43	2,101,880	531,190
Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	4,191,078	738,677
Ser. 409, Class 82, IO, 4.50%, 11/25/40	2,327,601	317,718
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	3,387,827	417,919
Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	2,579,462	260,908
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	2,557,235	274,754
Ser. 409, Class C16, IO, 4.00%, 11/25/40	4,319,752	543,606
Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	5,044,764	550,213
FRB Ser. 03-W11, Class A1, 3.959%, 6/25/33	43	45
FRB Ser. 04-W7, Class A2, 3.922%, 3/25/34	468	523
FRB Ser. 03-W14, Class 2A, 3.74%, 1/25/43	973	1,026
FRB Ser. 03-W3, Class 1A4, 3.54%, 8/25/42	1,805	1,907
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46 F	8,593,000	1,024,306
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	5,507,941	407,801
Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	2,071,455	244,618
Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	5,584,699	681,478
Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	5,665,488	502,103
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	3,388,619	327,002
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	8,779,237	954,742
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	3,064,038	320,192
Ser. 13-8, Class NI, IO, 3.00%, 12/25/42	4,771,610	525,236
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	3,253,421	249,863
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,595,950	229,579

28 American Government Income Fund

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	$5,838,574	$455,117
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	4,201,931	363,047
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	3,804,104	262,217
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	5,494,683	401,277
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	3,604,146	239,676
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	4,392,608	380,235
FRB Ser. 04-W2, Class 4A, 2.942%, 2/25/44	715	763
FRB Ser. 07-95, Class A3, 0.775%, 8/27/36	11,444,382	11,046,196
FRB Ser. 01-50, Class B1, IO, 0.387%, 10/25/41	5,411,883	64,266
Ser. 01-79, Class BI, IO, 0.306%, 3/25/45	1,149,961	10,512
Ser. 08-53, Class DO, PO, zero %, 7/25/38	194,437	182,911
Ser. 07-64, Class LO, PO, zero %, 7/25/37	40,965	38,703
Ser. 07-44, Class CO, PO, zero %, 5/25/37	84,578	72,944
Ser. 08-36, Class OV, PO, zero %, 1/25/36	29,202	26,180
FRB Ser. 88-12, Class B, zero %, 2/25/18	391	389

Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.175%, 11/16/36	3,036,016	278,221
IFB Ser. 11-156, Class SK, IO, 6.068%, 4/20/38	4,309,159	948,015
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	3,936,664	895,591
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	2,943,597	508,565
Ser. 14-76, IO, 5.00%, 5/20/44	4,134,767	714,108
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	4,119,546	810,186
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,210,887	389,300
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	1,001,455	170,448
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	773,085	28,820
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,440,087	437,581
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	7,485,129	1,323,416
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	5,513,862	956,104
Ser. 12-129, IO, 4.50%, 11/16/42	4,120,467	773,247
Ser. 12-91, Class IN, IO, 4.50%, 5/20/42	4,438,880	828,129
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	2,368,686	245,846
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	6,420,610	951,278
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	2,049,257	310,003
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,396,872	213,650
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	3,474,281	700,681
Ser. 11-81, Class PI, IO, 4.50%, 12/20/37	977,521	14,360
Ser. 16-69, IO, 4.00%, 5/20/46	7,242,457	971,503
Ser. 15-94, IO, 4.00%, 7/20/45	1,029,021	220,101
Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	5,245,091	900,897
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	3,538,633	737,147
Ser. 15-40, IO, 4.00%, 3/20/45	2,798,250	552,456
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	8,621,952	885,302
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,789,995	246,035
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	5,060,261	720,756
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	2,217,752	316,789
Ser. 14-104, IO, 4.00%, 3/20/42	5,249,252	842,925
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	2,797,544	221,713

American Government Income Fund 29

MORTGAGE-BACKED SECURITIES (25.3%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	$3,472,577	$307,132
Ser. 10-114, Class MI, IO, 4.00%, 3/20/39	4,623,949	295,559
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	3,497,814	493,213
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	10,036,133	903,252
Ser. 16-4, Class JI, IO, 3.50%, 1/20/46	7,879,273	674,072
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	4,888,164	509,444
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	6,676,410	598,540
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,771,369	273,229
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	2,605,927	257,231
Ser. 12-136, IO, 3.50%, 11/20/42	5,169,056	936,328
Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	2,635,580	337,589
Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	3,365,269	366,814
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	2,041,855	126,399
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	2,406,529	251,766
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	6,561,271	740,702
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	2,729,325	209,585
Ser. 14-147, Class MI, IO, 3.50%, 7/20/39	9,017,640	350,516
Ser. 15-99, Class TI, IO, 3.50%, 4/20/39	8,171,265	717,519
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	6,519,641	797,880
Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	6,175,808	405,751
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	4,114,250	358,911
Ser. 15-H22, Class GI, IO, 2.575%, 9/20/65	10,406,177	1,465,190
Ser. 16-H13, Class IK, IO, 2.564%, 6/20/66	11,327,833	1,518,655
FRB Ser. 15-H16, Class XI, IO, 2.492%, 7/20/65	4,754,339	627,573
Ser. 15-H20, Class CI, IO, 2.468%, 8/20/65	15,137,357	1,976,394
Ser. 16-H04, Class HI, IO, 2.361%, 7/20/65	6,010,061	704,980
Ser. 16-H07, Class PI, IO, 2.251%, 3/20/66	14,549,206	1,983,391
Ser. 15-H10, Class HI, IO, 2.222%, 4/20/65	14,012,934	1,684,355
Ser. 15-H22, Class AI, IO, 2.115%, 9/20/65	17,352,855	2,191,666
Ser. 15-H25, Class BI, IO, 2.092%, 10/20/65	6,392,477	822,072
Ser. 16-H11, Class HI, IO, 2.081%, 1/20/66	20,506,861	2,350,907
Ser. 16-H06, Class HI, IO, 2.066%, 2/20/66	8,000,722	832,075
Ser. 15-H24, Class HI, IO, 2.031%, 9/20/65	10,438,805	939,492
Ser. 16-H03, Class AI, IO, 2.026%, 1/20/66	8,796,993	1,092,041
Ser. 16-H04, Class KI, IO, 1.884%, 2/20/66	10,352,270	1,096,161
Ser. 15-H23, Class TI, IO, 1.875%, 9/20/65	9,472,433	1,094,066
Ser. 16-H10, Class AI, IO, 1.845%, 4/20/66	15,280,501	1,483,737
Ser. 14-H21, Class AI, IO, 1.747%, 10/20/64	10,364,010	1,152,478
Ser. 16-H06, Class DI, IO, 1.728%, 7/20/65	10,388,028	1,163,459
Ser. 16-H08, Class GI, IO, 1.411%, 4/20/66	8,465,593	598,517
FRB Ser. 11-H07, Class FI, IO, 1.215%, 2/20/61	32,513,034	1,554,123
Ser. 10-158, Class OP, PO, zero %, 12/20/40	300,000	274,962
Ser. 10-151, Class KO, PO, zero %, 6/16/37	302,515	265,160
Ser. 06-36, Class OD, PO, zero %, 7/16/36	3,894	3,411

		118,083,927

Total mortgage-backed securities (cost $123,031,043)		$118,083,927

30 American Government Income Fund

ASSET-BACKED SECURITIES (1.1%)*		Principal amount	Value

Station Place Securitization Trust FRB Ser. 16-1, Class A, 1.525%,
2/25/17 (acquired 2/4/16, cost $5,082,000) ∆∆		$5,082,000	$5,082,000

Total asset-backed securities (cost $5,082,000)			$5,082,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	$8,741,100	$13,286

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	8,741,100	2,448

Goldman Sachs International
1.515/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.515	43,178,300	469,780

(1.9975)/3 month USD-LIBOR-BBA/Dec-46	Dec-16/1.9975	23,805,700	336,613

1.023/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.023	95,222,600	132,359

JPMorgan Chase Bank N.A.
(1.639)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.639	57,116,650	223,897

Total purchased swap options outstanding (cost $2,572,896)			$1,178,383

SHORT-TERM INVESTMENTS (7.6%)*	Principal amount/shares		Value

Federal Home Loan Banks unsec. discount notes
0.331%, 11/2/16		$6,500,000	$6,498,811

Interest in $160,442,000 joint tri-party repurchase agreement dated 9/30/16 with Citigroup Global Markets, Inc. due
10/3/16 — maturity value of $22,682,983 for an effective yield of 0.520% (collateralized by various U.S. Treasury notes with coupon rates ranging from 0.875% to 1.625% and due dates
ranging from 5/15/17 to 2/15/26, valued at $163,650,904)		22,682,000	22,682,000

Putnam Government Money Market Fund 0.01% L	Shares	5,000,000	5,000,000

U.S. Treasury Bills 0.294%, 11/25/16 #		$774,000	773,811

U.S. Treasury Bills 0.270%, 11/17/16 #		337,000	336,926

U.S. Treasury Bills 0.291%, 11/10/16 #		266,000	265,945

Total short-term investments (cost $35,556,542)			$35,557,493

TOTAL INVESTMENTS

Total investments (cost $867,833,016)			$878,533,001

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

American Government Income Fund 31

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $466,311,244.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $5,082,000, or 1.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $422,148,449 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 9/30/16

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	5	$840,781	Dec-16	$(9,229)

U.S. Treasury Bond Ultra
30 yr (Long)	14	2,574,250	Dec-16	(45,418)

U.S. Treasury Note 2 yr (Long)	224	48,937,000	Dec-16	62,554

U.S. Treasury Note 5 yr (Long)	711	86,397,609	Dec-16	287,430

U.S. Treasury Note 10 yr (Long)	155	20,324,375	Dec-16	43,285

U.S. Treasury Note Ultra
10 yr (Long)	197	28,398,781	Dec-16	118,795

Total				$457,417

32 American Government Income Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/16 (premiums $4,045,059)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	$8,741,100	$60,051

Goldman Sachs International
(0.6665)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.6665	95,222,600	8,570

2.3975/3 month USD-LIBOR-BBA/Dec-46	Dec-16/2.3975	23,805,700	35,709

1.1665/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.1665	95,222,600	96,175

(1.15)/3 month USD-LIBOR-BBA/Nov-18	Nov-16/1.15	95,222,600	127,598

1.3875/3 month USD-LIBOR-BBA/Dec-21	Dec-16/1.3875	119,028,300	308,283

(1.385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.385	86,356,600	446,464

JPMorgan Chase Bank N.A.
(0.634)/3 month USD-LIBOR-BBA/Dec-17	Dec-16/0.634	95,222,600	6,666

1.134/3 month USD-LIBOR-BBA/Dec-17	Dec-16/1.134	95,222,600	108,554

(1.3385)/3 month USD-LIBOR-BBA/Nov-26	Nov-16/1.3385	57,116,650	245,602

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	6,128,000	466,830

Total			$1,910,502

TBA SALE COMMITMENTS OUTSTANDING at 9/30/16 (proceeds receivable $238,938,125)

	Principal	Settlement
Agency	amount	date	Value

Federal Home Loan Mortgage Corporation,
3.50%, 10/1/46	$2,000,000	10/13/16	$2,110,156

Federal National Mortgage Association, 6.00%, 10/1/46	2,000,000	10/13/16	2,293,750

Federal National Mortgage Association, 5.50%, 10/1/46	5,000,000	10/13/16	5,635,213

Federal National Mortgage Association, 4.50%, 10/1/46	11,000,000	10/13/16	12,046,718

Federal National Mortgage Association, 4.00%, 11/1/46	12,000,000	11/14/16	12,871,406

Federal National Mortgage Association, 4.00%, 10/1/46	16,000,000	10/13/16	17,182,499

Federal National Mortgage Association, 3.50%, 10/1/46	70,000,000	10/13/16	73,871,875

Federal National Mortgage Association, 3.00%, 11/1/46	1,000,000	11/14/16	1,037,266

Federal National Mortgage Association, 3.00%, 10/1/46	33,000,000	10/13/16	34,304,530

Federal National Mortgage Association, 2.50%, 10/1/46	60,000,000	10/13/16	60,562,500

Government National Mortgage Association,
4.00%, 10/1/46	4,000,000	10/20/16	4,286,562

Government National Mortgage Association,
3.50%, 10/1/46	12,000,000	10/20/16	12,746,250

Total			$238,948,725

American Government Income Fund 33

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/16

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$10,000,800 E	$18,850	12/21/21	1.25%	3 month USD-	$(512)
				LIBOR-BBA

131,784,500 E	(221,002)	12/21/18	1.015%	3 month USD-	(138,504)
				LIBOR-BBA

26,376,700 E	75,060	12/21/26	1.60%	3 month USD-	(205,798)
				LIBOR-BBA

19,320,900 E	(42,385)	12/21/46	3 month USD-	1.90%	404,468
			LIBOR-BBA

35,085,900	(465)	9/27/26	3 month USD-	1.467%	13,753
			LIBOR-BBA

3,280,000	(43)	10/3/26	3 month USD-	1.41%	(17,090)
			LIBOR-BBA

Total	$(169,985)				$56,317

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$1,270,432	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$(147)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,420,355	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(10,166)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

262,078	—	1/12/40	4.00% (1 month	Synthetic MBX Index	353
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

516,225	—	1/12/39	6.00% (1 month	Synthetic TRS Index	68
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,180,921	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,938
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

52,933	—	1/12/38	6.50% (1 month	Synthetic TRS Index	53
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,109,226	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,112)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

492,963	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,074
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

421,749	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(3,084)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

34 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$91,368	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$(11)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,912,976	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(667)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

898,429	—	1/12/38	6.50% (1 month	Synthetic TRS Index	905
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,007,576	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	4,795
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

71,577	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(542)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

8,685,810	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(15,741)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,936,575	—	1/12/40	5.00% (1 month	Synthetic MBX Index	7,310
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

37,515,971	—	1/12/41	5.00% (1 month	Synthetic MBX Index	99,219
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

28,463,171	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(8,395)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Citibank, N.A.
945,428	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,500
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

102,803	—	1/12/41	5.00% (1 month	Synthetic MBX Index	272
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Credit Suisse International
258,951	—	1/12/41	5.00% (1 month	Synthetic MBX Index	685
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,471,357	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	7,002
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,254,707	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(10,093)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

141,422	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(1,071)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

American Government Income Fund 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.
$905,998	$—	1/12/45	4.00% (1 month	Synthetic TRS Index	$(7,047)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

593,990	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(4,620)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

591,146	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(5,306)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,723,220	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(28,966)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,007,143	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	14,678
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Goldman Sachs International
1,351,202	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,362
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,042,352	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,050
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,483,644	—	1/12/39	6.00% (1 month	Synthetic TRS Index	456
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,309,241	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,319
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

3,967,122	—	1/12/41	5.00% (1 month	Synthetic MBX Index	10,492
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

3,524,558	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(25,227)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,524,558	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(25,227)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,934,059	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(570)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

726,582	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(214)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

771,322	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(4,675)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

36 American Government Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$223,378	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$29
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,532,590	—	1/12/39	6.00% (1 month	Synthetic TRS Index	200
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,030,193	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(304)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,649,471	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(781)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,236,242	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(365)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

98,255	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(29)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

261,947	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(77)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

515,294	—	1/12/38	6.50% (1 month	Synthetic TRS Index	519
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,480,792	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,492
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

2,321,790	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(16,618)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,592,038	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(18,553)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,365,303	—	1/12/39	6.00% (1 month	Synthetic TRS Index	309
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

2,877,645	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(20,597)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,976,828	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	9,407
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

2,404,928	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	14,716
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

American Government Income Fund 37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/16 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Chase Bank N.A.
$184,967	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(1,353)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

291,201	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,130)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,976,569	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	9,406
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

JPMorgan Securities LLC
2,205,130	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(17,156)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

Total	$—				$(45,235)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$5,082,000	$—

Mortgage-backed securities	—	116,565,272	1,518,655

Purchased swap options outstanding	—	1,178,383	—

U.S. government and agency mortgage obligations	—	565,230,842	—

U.S. treasury obligations	—	153,400,356	—

Short-term investments	5,000,000	30,557,493	—

Totals by level	$5,000,000	$872,014,346	$1,518,655

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$457,417	$—	$—

Written swap options outstanding	—	(1,910,502)	—

TBA sale commitments	—	(238,948,725)	—

Interest rate swap contracts	—	226,302	—

Total return swap contracts	—	(45,235)	—

Totals by level	$457,417	$(240,678,160)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

38 American Government Income Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

			Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/		Proceeds	transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	from	into	out of	as of
in securities:	9/30/15	premiums	(loss)	tion)#	purchases	sales	Level 3†	Level 3†	9/30/16

Mortgage-
backed
securities	$7,523,530	$(1,059,450)	$—	$1,087,128	$1,541,501	$—	$—	$(7,574,054)	$1,518,655

Totals	$7,523,530	$(1,059,450)	$—	$1,087,128	$1,541,501	$—	$—	$(7,574,054)	$1,518,655

† Transfers during the reporting period are accounted for using the end of period market value. Transfers out include valuations where a secondary pricing source was obtained for certain securities. Such valuations involve certain inputs and estimates that were unobservable at the end of the reporting period.

# Includes $13,468 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 39

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $862,833,016)	$873,533,001
Affiliated issuers (identified cost $5,000,000) (Note 5)	5,000,000

Cash	1,099

Interest and other receivables	3,208,058

Receivable for shares of the fund sold	99,379

Receivable for investments sold	4,770,456

Receivable for sales of delayed delivery securities (Note 1)	119,299,177

Receivable for variation margin (Note 1)	2,034,827

Unrealized appreciation on OTC swap contracts (Note 1)	192,609

Prepaid assets	36,364

Total assets	1,008,174,970

LIABILITIES

Payable for investments purchased	2,062,588

Payable for purchases of delayed delivery securities (Note 1)	294,189,476

Payable for shares of the fund repurchased	658,379

Payable for compensation of Manager (Note 2)	153,153

Payable for custodian fees (Note 2)	40,736

Payable for investor servicing fees (Note 2)	139,209

Payable for Trustee compensation and expenses (Note 2)	273,772

Payable for administrative services (Note 2)	1,895

Payable for distribution fees (Note 2)	279,550

Payable for variation margin (Note 1)	2,771,244

Unrealized depreciation on OTC swap contracts (Note 1)	237,844

Written options outstanding, at value (premiums $4,045,059) (Notes 1 and 3)	1,910,502

TBA sale commitments, at value (proceeds receivable $238,938,125) (Note 1)	238,948,725

Other accrued expenses	196,653

Total liabilities	541,863,726

Net assets	$466,311,244

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$504,760,982

Undistributed net investment income (Note 1)	2,113,815

Accumulated net realized loss on investments (Note 1)	(53,855,994)

Net unrealized appreciation of investments	13,292,441

Total — Representing net assets applicable to capital shares outstanding	$466,311,244

(Continued on next page)

40 American Government Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($399,297,036 divided by 45,184,352 shares)	$8.84

Offering price per class A share (100/96.00 of $8.84)*	$9.21

Net asset value and offering price per class B share ($5,093,520 divided by 581,571 shares)**	$8.76

Net asset value and offering price per class C share ($17,009,090 divided by 1,933,330 shares)**	$8.80

Net asset value and redemption price per class M share ($977,171 divided by 109,571 shares)	$8.92

Offering price per class M share (100/96.75 of $8.92)†	$9.22

Net asset value, offering price and redemption price per class R share
($4,733,811 divided by 534,497 shares)	$8.86

Net asset value, offering price and redemption price per class R5 share
($630,446 divided by 71,423 shares)	$8.83

Net asset value, offering price and redemption price per class R6 share
($5,945,483 divided by 674,648 shares)	$8.81

Net asset value, offering price and redemption price per class Y share
($32,624,687 divided by 3,701,086 shares)	$8.81

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 41

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Interest (including interest income of $103,301 from investments in affiliated issuers) (Note 5)	$14,861,235

Total investment income	14,861,235

EXPENSES

Compensation of Manager (Note 2)	1,954,558

Investor servicing fees (Note 2)	806,122

Custodian fees (Note 2)	75,894

Trustee compensation and expenses (Note 2)	40,547

Distribution fees (Note 2)	1,312,494

Administrative services (Note 2)	14,338

Other	392,150

Fees waived and reimbursed by Manager (Note 2)	(6,420)

Total expenses	4,589,683

Expense reduction (Note 2)	(1,116)

Net expenses	4,588,567

Net investment income	10,272,668

Net realized loss on investments (Notes 1 and 3)	(24,468,476)

Net realized loss on swap contracts (Note 1)	(6,056,156)

Net realized gain on futures contracts (Note 1)	3,924,096

Net realized gain on written options (Notes 1 and 3)	17,173,549

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	9,874,958

Net gain on investments	447,971

Net increase in net assets resulting from operations	$10,720,639

The accompanying notes are an integral part of these financial statements.

42 American Government Income Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$10,272,668	$8,717,636

Net realized gain (loss) on investments	(9,426,987)	1,131,545

Net unrealized appreciation (depreciation) of investments	9,874,958	(8,945,329)

Net increase in net assets resulting from operations	10,720,639	903,852

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(9,821,014)	(12,748,606)

Class B	(83,952)	(121,382)

Class C	(293,237)	(305,576)

Class M	(25,693)	(36,076)

Class R	(111,245)	(156,201)

Class R5	(17,213)	(19,994)

Class R6	(138,965)	(141,105)

Class Y	(1,081,399)	(1,261,521)

Decrease from capital share transactions (Note 4)	(52,153,998)	(30,477,719)

Total decrease in net assets	(53,006,077)	(44,364,328)

NET ASSETS

Beginning of year	519,317,321	563,681,649

End of year (including undistributed net investment income
of $2,113,815 and $4,581,438, respectively)	$466,311,244	$519,317,321

The accompanying notes are an integral part of these financial statements.

American Government Income Fund 43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class A
September 30, 2016	$8.85	.18	.02	.20	(.21)	—	(.21)	$8.84	2.26	$399,297	.91[f]	2.09[f]	993[d]
September 30, 2015	9.08	.15	(.13)	.02	(.25)	—	(.25)	8.85	.18	440,591.88		1.62	970[d]
September 30, 2014	8.95	.19	.15	.34	(.21)	—	(.21)	9.08	3.85	493,752.88		2.07	597[d]
September 30, 2013	9.23	.16	(.28)	(.12)	(.16)	—	(.16)	8.95	(1.31)	518,546.87		1.76	533[e]
September 30, 2012	9.83	.14	.08	.22	(.34)	(.48)	(.82)	9.23	2.48	647,310.87		1.51	345[e]

Class B
September 30, 2016	$8.77	.12	.01	.13	(.14)	—	(.14)	$8.76	1.52	$5,094	1.66[f]	1.34[f]	993[d]
September 30, 2015	9.01	.08	(.14)	(.06)	(.18)	—	(.18)	8.77	(.67)	5,292	1.63	.86	970[d]
September 30, 2014	8.87	.12	.16	.28	(.14)	—	(.14)	9.01	3.22	6,698	1.63	1.33	597[d]
September 30, 2013	9.15	.09	(.28)	(.19)	(.09)	—	(.09)	8.87	(2.06)	8,898	1.62	.98	533[e]
September 30, 2012	9.75	.07	.08	.15	(.27)	(.48)	(.75)	9.15	1.73	14,017	1.62	.75	345[e]

Class C
September 30, 2016	$8.81	.12	.01	.13	(.14)	—	(.14)	$8.80	1.52	$17,009	1.66[f]	1.34[f]	993[d]
September 30, 2015	9.05	.08	(.14)	(.06)	(.18)	—	(.18)	8.81	(.66)	15,413	1.63	.88	970[d]
September 30, 2014	8.91	.12	.16	.28	(.14)	—	(.14)	9.05	3.19	14,298	1.63	1.33	597[d]
September 30, 2013	9.19	.09	(.28)	(.19)	(.09)	—	(.09)	8.91	(2.07)	17,232	1.62	.97	533[e]
September 30, 2012	9.79	.07	.08	.15	(.27)	(.48)	(.75)	9.19	1.75	31,003	1.62	.72	345[e]

Class M
September 30, 2016	$8.92	.16	.02	.18	(.18)	—	(.18)	$8.92	2.06	$977	1.16[f]	1.84[f]	993[d]
September 30, 2015	9.16	.13	(.15)	(.02)	(.22)	—	(.22)	8.92	(.20)	1,465	1.13	1.38	970[d]
September 30, 2014	9.02	.17	.16	.33	(.19)	—	(.19)	9.16	3.66	1,403	1.13	1.82	597[d]
September 30, 2013	9.29	.13	(.27)	(.14)	(.13)	—	(.13)	9.02	(1.47)	1,476	1.12	1.41	533[e]
September 30, 2012	9.89	.12	.08	.20	(.32)	(.48)	(.80)	9.29	2.20	2,750	1.12	1.25	345[e]

Class R
September 30, 2016	$8.86	.16	.02	.18	(.18)	—	(.18)	$8.86	2.09	$4,734	1.16[f]	1.84[f]	993[d]
September 30, 2015	9.10	.12	(.14)	(.02)	(.22)	—	(.22)	8.86	(.20)	5,423	1.13	1.37	970[d]
September 30, 2014	8.96	.17	.16	.33	(.19)	—	(.19)	9.10	3.69	6,341	1.13	1.83	597[d]
September 30, 2013	9.24	.14	(.28)	(.14)	(.14)	—	(.14)	8.96	(1.57)	7,712	1.12	1.52	533[e]
September 30, 2012	9.84	.12	.08	.20	(.32)	(.48)	(.80)	9.24	2.20	8,542	1.12	1.24	345[e]

Class R5
September 30, 2016	$8.83	.21	.02	.23	(.23)	—	(.23)	$8.83	2.66	$630	.62[f]	2.38[f]	993[d]
September 30, 2015	9.07	.17	(.14)	.03	(.27)	—	(.27)	8.83	.33	679.60		1.91	970[d]
September 30, 2014	8.93	.18	.20	.38	(.24)	—	(.24)	9.07	4.25	599.60		1.98	597[d]
September 30, 2013	9.21	.19	(.29)	(.10)	(.18)	—	(.18)	8.93	(1.05)	10.59		2.05	533[e]
September 30, 2012†	9.22	.03	.01	.04	(.05)	—	(.05)	9.21	.47*	10	.15*	.28*	345[e]

Class R6
September 30, 2016	$8.83	.21	.01	.22	(.24)	—	(.24)	$8.81	2.56	$5,945	.55[f]	2.45[f]	993[d]
September 30, 2015	9.06	.18	(.13)	.05	(.28)	—	(.28)	8.83	.55	4,359.53		1.98	970[d]
September 30, 2014	8.93	.21	.17	.38	(.25)	—	(.25)	9.06	4.24	4,024.53		2.37	597[d]
September 30, 2013	9.21	.21	(.29)	(.08)	(.20)	—	(.20)	8.93	(.93)	2,452.52		2.38	533[e]
September 30, 2012†	9.22	.03	.02	.05	(.06)	—	(.06)	9.21	.49*	10	.13*	.30*	345[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 American Government Income Fund	American Government Income Fund 45

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class Y
September 30, 2016	$8.83	.21	—	.21	(.23)	—	(.23)	$8.81	2.43	$32,625	.66[f]	2.34[f]	993[d]
September 30, 2015	9.06	.17	(.13)	.04	(.27)	—	(.27)	8.83	.45	46,096.63		1.89	970[d]
September 30, 2014	8.93	.21	.16	.37	(.24)	—	(.24)	9.06	4.14	36,568.63		2.31	597[d]
September 30, 2013	9.21	.18	(.28)	(.10)	(.18)	—	(.18)	8.93	(1.05)	20,689.62		1.99	533[e]
September 30, 2012	9.81	.16	.08	.24	(.36)	(.48)	(.84)	9.21	2.75	30,489.62		1.69	345[e]

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

September 30, 2013	1,141%

September 30, 2012	1,152

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

46 American Government Income Fund	American Government Income Fund 47

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam American Government Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income with preservation of capital as its secondary objective. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities. The fund may invest up to 20% of the fund’s net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management typically uses to a significant extent derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of

48 American Government Income Fund

increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

American Government Income Fund 49

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss.

50 American Government Income Fund

Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as

American Government Income Fund 51

an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $849,976 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $994,321 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or

52 American Government Income Fund

unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$43,619,445	$—	$43,619,445

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,167,573 to decrease undistributed net investment income and $1,167,573 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$13,996,361
Unrealized depreciation	(13,044,802)

Net unrealized appreciation	951,559
Undistributed ordinary income	2,787,148
Capital loss carryforward	(43,619,445)
Cost for federal income tax purposes	$877,581,442

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.395% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management.  Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in

American Government Income Fund 53

Putnam Government Money Market Fund.  For the reporting period, management fees paid were reduced by $0 relating to the fund’s investment in Putnam Government Money Market Fund.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $6,420.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$686,059	Class R5	785

Class B	8,523	Class R6	2,546

Class C	29,665	Class Y	67,622

Class M	2,042	Total	$806,122

Class R	8,880

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,116 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $363, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

54 American Government Income Fund

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,046,544	Class M	6,254

Class B	51,964	Class R	27,107

Class C	180,625	Total	$1,312,494

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,809 and $22 from the sale of class A and class M shares, respectively, and received $2,716 and $633 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $425 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$5,766,950,983	$5,712,890,825

U.S. government securities (Long-term)	—	—

Total	$5,766,950,983	$5,712,890,825

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

American Government Income Fund 55

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$1,617,219,775	$7,858,906	$216,000,000	$1,445,625

Options opened	4,134,464,900	23,572,247	1,506,000,000	6,261,406
Options exercised	(434,848,050)	(4,281,307)	—	—
Options expired	(2,318,110,975)	(6,620,166)	(174,000,000)	(718,125)
Options closed	(2,221,436,300)	(16,484,621)	(1,548,000,000)	(6,988,906)

Written options outstanding at
the end of the reporting period	$777,289,350	$4,045,059	$—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	4,758,184	$41,819,394	7,257,461	$65,726,898

Shares issued in connection with
reinvestment of distributions	921,582	8,085,388	1,154,454	10,422,240

	5,679,766	49,904,782	8,411,915	76,149,138

Shares repurchased	(10,298,835)	(90,497,191)	(12,970,903)	(117,600,362)

Net decrease	(4,619,069)	$(40,592,409)	(4,558,988)	$(41,451,224)

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	141,291	$1,229,986	94,701	$849,150

Shares issued in connection with
reinvestment of distributions	8,309	72,256	11,931	106,836

	149,600	1,302,242	106,632	955,986

Shares repurchased	(171,507)	(1,493,184)	(246,812)	(2,214,727)

Net decrease	(21,907)	$(190,942)	(140,180)	$(1,258,741)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	1,285,851	$11,249,189	670,568	$6,027,553

Shares issued in connection with
reinvestment of distributions	26,695	233,198	29,902	268,864

	1,312,546	11,482,387	700,470	6,296,417

Shares repurchased	(1,128,596)	(9,866,431)	(531,299)	(4,770,149)

Net increase	183,950	$1,615,956	169,171	$1,526,268

56 American Government Income Fund

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	6,629	$58,735	22,773	$208,169

Shares issued in connection with
reinvestment of distributions	2,484	21,987	3,231	29,405

	9,113	80,722	26,004	237,574

Shares repurchased	(63,679)	(563,702)	(15,054)	(137,168)

Net increase (decrease)	(54,566)	$(482,980)	10,950	$100,406

	Year ended 9/30/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	134,461	$1,184,765	155,738	$1,411,926

Shares issued in connection with
reinvestment of distributions	12,654	111,245	17,271	156,190

	147,115	1,296,010	173,009	1,568,116

Shares repurchased	(224,439)	(1,979,878)	(258,117)	(2,325,243)

Net decrease	(77,324)	$(683,868)	(85,108)	$(757,127)

	Year ended 9/30/16		Year ended 9/30/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	7,230	$63,536	16,018	$145,174

Shares issued in connection with
reinvestment of distributions	1,965	17,213	2,219	19,994

	9,195	80,749	18,237	165,168

Shares repurchased	(14,620)	(128,287)	(7,388)	(66,763)

Net increase (decrease)	(5,425)	$(47,538)	10,849	$98,405

	Year ended 9/30/16		Year ended 9/30/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	248,548	$2,177,740	156,289	$1,418,288

Shares issued in connection with
reinvestment of distributions	15,882	138,965	15,677	141,105

	264,430	2,316,705	171,966	1,559,393

Shares repurchased	(83,674)	(732,749)	(122,100)	(1,098,143)

Net increase	180,756	$1,583,956	49,866	$461,250

	Year ended 9/30/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,819,593	$15,946,867	5,103,706	$46,003,346

Shares issued in connection with
reinvestment of distributions	97,738	855,036	115,049	1,034,987

	1,917,331	16,801,903	5,218,755	47,038,333

Shares repurchased	(3,439,200)	(30,158,076)	(4,031,422)	(36,235,289)

Net increase (decrease)	(1,521,869)	$(13,356,173)	1,187,333	$10,803,044

At the close of the reporting period, Putnam Investments, LLC owned 1,209 class R5 shares of the fund (1.7% of class R5 shares outstanding), valued at $10,675.

American Government Income Fund 57

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Government Money Market Fund and Putnam Money Market Liquidity Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Government
Money Market Fund*	$—	$5,000,000	$—	$227	$5,000,000

Putnam Money Market
Liquidity Fund**	43,052,962	150,799,731	193,852,693	103,074	—

Totals	$43,052,962	$155,799,731	$193,852,693	$103,301	$5,000,000

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (see Note 2).

**Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$128,800,000

Purchased swap option contracts (contract amount)	$721,500,000

Written TBA commitment option contracts (contract amount) (Note 3)	$261,700,000

Written swap option contracts (contract amount) (Note 3)	$966,600,000

Futures contracts (number of contracts)	1,000

Centrally cleared interest rate swap contracts (notional)	$777,900,000

OTC total return swap contracts (notional)	$168,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	$2,426,625*	depreciation	$2,520,260*

Total		$2,426,625		$2,520,260

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

58 American Government Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$(3,542,323)	$3,924,096	$(6,056,156)	$(5,674,383)

Total	$(3,542,323)	$3,924,096	$(6,056,156)	$(5,674,383)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Interest rate contracts	$946,836	$(457,738)	$3,162,200	$3,651,298

Total	$946,836	$(457,738)	$3,162,200	$3,651,298

American Government Income Fund 59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$2,034,827	$—	$—	$—	$—	$—	$—	$—	$2,034,827

OTC Total return swap contracts*#	116,715	—	2,772	—	22,365	41,351	9,406	—	—	192,609

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Purchased swap options**#	—	—	—	—	15,734	938,752	223,897	—	—	1,178,383

Repurchase agreements**	—	—	—	22,682,000	—	—	—	—	—	22,682,000

Total Assets	$116,715	$2,034,827	$2,772	$22,682,000	$38,099	$980,103	$233,303	$—	$—	$26,087,819

Liabilities:

Centrally cleared interest rate swap contracts§	—	2,361,907	—	—	—	—	—	—	—	2,361,907

OTC Total return swap contracts*#	46,865	—	—	—	57,103	113,237	3,483	17,156	—	237,844

Futures contracts§	—	—	—	—	—	—	—	—	409,337	409,337

Written swap options#	—	—	—	—	60,051	1,022,799	827,652	—	—	1,910,502

Total Liabilities	$46,865	$2,361,907	$—	$—	$117,154	$1,136,036	$831,135	$17,156	$409,337	$4,919,590

Total Financial and Derivative Net Assets	$69,850	$(327,080)	$2,772	$22,682,000	$(79,055)	$(155,933)	$(597,832)	$(17,156)	$(409,337)	$21,168,229

Total collateral received (pledged)†##	$—	$—	$—	$22,682,000	$—	$(155,933)	$(597,832)	$—	$—

Net amount	$69,850	$(327,080)	$2,772	$—	$(79,055)	$—	$—	$(17,156)	$(409,337)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60 American Government Income Fund	American Government Income Fund 61

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $9,635,766 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

62 American Government Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

American Government Income Fund 63

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

64 American Government Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

American Government Income Fund 65

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

66 American Government Income Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

American Government Income Fund 67

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

68 American Government Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Marketing Services	George Putnam, III	and Assistant Treasurer
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Custodian	Robert L. Reynolds
State Street Bank	President	James P. Pappas
and Trust Company		Vice President
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	Mark C. Trenchard
Ropes & Gray LLP	Principal Executive Officer, and	Vice President and
	Compliance Liaison	BSA Compliance Officer
Independent Registered
Public Accounting Firm	Steven D. Krichmar	Nancy E. Florek
PricewaterhouseCoopers LLP	Vice President and	Vice President, Director of
	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam American Government Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN027 303075 11/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$131,260	$ —	$9,506	$ —
September 30, 2015	$124,321	$ —	$9,479	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $569,259 and $689,155 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$559,753	$ —	$ —

September 30, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam American Government Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016